Corporate Presentation NASDAQ: APRI November 10, 2014

2 Forward-Looking Statements This corporate presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things: references to the timing of initial and re-order shipments of Vitaros® and initial royalty revenues from the sale of Vitaros in various countries by Apricus’ commercial partners; the planned launch strategy for Vitaros in the United Kingdom, Sweden, Germany, Belgium and other countries; the planned production of the required 12-month stability data for the Vitaros room temperature device; the planned enrollment in the RayVa™ Phase 2a clinical trial of patients with Raynaud's phenomenon secondary to scleroderma; the planned commencement of clinical trials for fispemifene and an approved pathway for RayVa and fispemifene; the size of the commercial opportunity for Vitaros, RayVa and fispemifene and the potential for such products to achieve commercial success; the expected funding under the credit facility of a second term loan subject to initiation of a Phase 2b trial for fispemifene; the planned out- license of Femprox® and Vitaros; and Apricus’ 2014 financial outlook, including cash projections. Actual results could differ from those projected in any forward-looking statements due to a variety of reasons that are outside the control of Apricus, including, but not limited to: its ability to further develop its product Vitaros for the treatment of erectile dysfunction, such as the room temperature version of Vitaros, and its product candidates RayVa for the treatment of Raynaud’s phenomenon and fispemifene for the treatment of secondary hypogonadism, chronic prostatitis and lower urinary tract symptoms in men, as well as the timing of such events; Apricus’ ability to carry out clinical studies for RayVa and fispemifene, as well as the timing and success of the results of such studies; Apricus’ dependence on its commercial partners to carry out the commercial launch and sales of Vitaros in various territories, such as Takeda in the United Kingdom, Sandoz in Sweden, Germany and Belgium, and Majorelle in France, and the potential for delays in the timing of commercial launches in additional countries; competition in the erectile dysfunction market and other markets in which Apricus and its partners operate; Apricus’ ability to obtain and maintain intellectual property protection for Vitaros, RayVa, fispemifene or any other product candidates; Apricus’ ability to raise additional funding that it may need to continue to pursue its commercial and business development plans; Apricus’ ability to draw the second term loan under the credit facility when expected, or at all, including Apricus’ failure to meet the conditions required to draw under the loan and security agreement; Apricus’ ability to remain in compliance with the terms and restrictions under the credit facility; Apricus’ ability to access additional capital under the equity facility; Apricus’ ability to obtain the requisite governmental approval for the room temperature version of Vitaros, RayVa, fispemifene and Femprox; and market conditions. These forward-looking statements are made as of the date of this presentation, and Apricus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Readers are urged to read the risk factors set forth in Apricus’ most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q, and other filings made with the SEC. Copies of these reports are available from the SEC’s website at www.sec.gov or without charge from Apricus.

3  Headquartered in San Diego, CA  NASDAQ Listed: APRI  Therapeutic Focus in Specialty Urology and Rheumatology Markets Apricus Overview Advancing Innovative Medicines to Meet the Needs of Patients

4 2 0 Ongoing Vitaros launches by our commercial partners in Europe into 2015 Generation of Vitaros revenue via milestone payments and royalties through 2032 Initiation of RayVa phase 2a clinical trial in Q4 2014 Completing Vitaros Second Generation Device Development in 2015 Out-licensing Vitaros ROW and Femprox Initiation of Fispemifene Phase 2b clinical trial in 1H2015 Creating Strategic Value

5 First-in-class topical cream treatment for erectile dysfunction

6 Vitaros - Alprostadil/DDAIP.HCl ― Only topically delivered cream for the treatment of erectile dysfunction ― Approved in Canada and Europe (under DCP) ― Studied in over 3,300 patients ― Significant efficacy and safety profile, including difficult to treat populations ― Rapid onset (generally 5-15 minutes) ― Addresses diabetics, hypertensives, patients with cardiac issues or on nitrates/alpha blockers, prostatectomy patients and PDE-5 (e.g. Viagra®) failures Second Generation Dispenser in Development ― No refrigeration required; targeting 24+ month shelf-life ― On-track to generate stability data in 2015, with targeted approval in 2016 ― Key driver of Vitaros global market growth and expansion in 2016 and beyond Vitaros®: Treatment for Erectile Dysfunction

7 Vitaros®: Targeting the Untreated Drop out after initial prescription (31%) or drop out after 3 years from start (48%)5 Non-responders4 Contraindicated due to medications or concurrent diseases3 ED Market Segmentation • Large ED market - $5.5B worldwide1 • Ex-US peak sales estimated at $300M2 based upon existing market • Unique profile has potential to double the number of treatable patients3 4 5 • Launched in United Kingdom, Germany, Sweden, and Belgium • Additional launches expected in 2014 and 2015 in DCP approved countries • Royalty and milestone revenues expected through 2032 • Out-licensed in Canada, Europe, Africa, Australia, Israel and Middle East • Exploring options to advance the US clinical development program Attractive Market Opportunity There is a significant ED patient population with an unmet need

8 Vitaros is widely available in UK, Germany and Sweden — Launched in UK – Takeda — Launched in Germany, Sweden and Belgium by Sandoz — Wholesalers fully stocked — Product available at retail level Robust sales force effort underway — Vitaros is being promoted by Takeda and Sandoz with existing sales forces — Majorelle commercialization activities underway in France following product shipments received in October Early results exceed our expectations in launched territories — Over 300,000 commercial doses manufactured and shipped to partners to date — Positive patient and physician feedback continues to build — Commercial product re- orders placed by Takeda and Sandoz due to high demand Vitaros®: Launch Update

9

Vitaros®: Revenue Summary

Licensee	Geography	Milestones		Royalties
		Upfronts & Pre-Commercialization	Total	
Abbott	Canada	$2.7M	Up to $16M	Tiered
Bracco	Italy	$1.4M	Up to $7.5M	Tiered double-digit
Majorelle	France, Monaco and Parts of Africa	$4.0M	Up to $25M	Tiered double-digit
Recordati	Spain, Russia, Turkey, Ireland and Parts of Europe and Africa	$3.8M	Up to $51M	Tiered double-digit
Sandoz	Germany, Austria, Belgium, Denmark, Finland, Iceland, Luxemburg, the Netherlands, Norway, Sweden and Switzerland	$5.9M	Up to $63M	Tiered double-digit
Takeda	United Kingdom	$1.6M	Up to $47M	Tiered double-digit
TOTAL		~$19M	~$210M	DOUBLE-DIGIT ROYALTIES

APRICUS BIOSCIENCES

10 2 0 Fispemifene Novel SERM for Urological Conditions in Men

11 Fispemifene: In-Licensing In October 2014, Apricus entered into a definitive agreement to license the exclusive U.S. development and commercialization rights for fispemifene from Forendo Pharma Ltd Fispemifene ― A novel selective estrogen receptor modulator (SERM) ― New chemical entity (NCE) ― Oral once-daily dosing ― First tissue-specific SERM designed specifically for men ― Potential to treat male secondary hypogonadism (low testesterone), chronic prostatitis and lower urinary tract symptoms ― Substantial $1billion plus opportunity in $2 billion ”low T” market6 ― Composition of matter patent expires in the latter part of 2025, including an expected patent term extension, along with additional issues and pending applications that are expected to extend to 2028 and beyond Agreement and near-term development goals fully funded with non-dilutive capital ― $10 Million venture debt transaction with Oxford Finance and Silicon Valley Bank ― Apricus in-license upfront fee valued at $12.5 million • $5 Million cash plus $7.5 Million in Apricus common stock valued based on the 360-day average stock price of $2.08/share ― Future regulatory, milestone and royalty payments will be due to Forendo.

12 2 0 Fispemifene: A Strategic Fit Expands therapeutic focus into the the broader broader urology market market Compelling Phase 2 Phase 2 data in secondary hypogonadism Opportunity to gain a gain a clear understanding of the of the regulatory regulatory pathway pathway prior to to entering into pivotal trials Potential to create create additional additional value value through the the pursuit of additional indications indications Capture significant portion portion of multi- multi-billion- dollar market market with a a best-in class class SERM Advancing Innovative Medicines to Meet the Needs of Patients

13

Fispemifene: Market Overview

Large and Dynamic Market Opportunity [6]

2013 Topical TRT Market in Primary and Secondary Hypogonadism: ~ $1.7B*

Fispemifene Market Opportunity in Secondary Hypogonadism: ~ $1.0B


Primary
Hypogonadism
~$200MM
Secondary
Hypogonadism
~$1.5B
Fispemifene will target men age 40-60 years with Secondary Hypogonadism
~70%
40-60 Years
~30%
Others

* Tested and Treated with Topical TRT

APRICUS BIOSCIENCES

14

Fispemifene vs. Testosterone Replacement Therapies (TRT)

	Fispemifene	Testosterone Replacement
Indication	Secondary Hypogonadism	Primary Hypogonadism
Dosing	Oral, simple once daily	Injectable or topical administration
Bone	Beneficial effects	Limited effects
Prostate	Expected to be neutral or positive anti-inflammatory (improved urodynamics)	Enlargement risk
Testes	Beneficial effects: maintains fertility and spermatogenesis	Testicular atrophy: impaired spermatogenesis / infertility
Cardiovascular	No risk. Lack of supra-physiological T levels	Increases hematocrit and blood pressure. Concern with supra-physiological T levels
Partner risks	None	Topical exposure risk to female and children; label warnings / precautions
Abuse potential	Low – endogenous stimulation preserves natural feedback mechanism	Prone to abuse, over treatment and unpredictable peak / trough effects; controlled substance

APRICUS BIOSCIENCES

15 Each SERM has different tissue-specific effects: an agonist in some tissues while an antagonist in others SERM use is concentrated primarily in female conditions: ― Breast Cancer – Tamoxifen ― Postmenopausal Osteoporosis – Raloxifene ― Vaginal Atrophy - Ospemifene ― Female Infertility - Clomifene Fispemifene has unique tissue effects that favor use in males: ― Prostate • Reduces PROSTATE inflammation ― Urinary Tract • Improves URODYNAMICS Fispemifene has other positive tissue effects found in other SERMS: ― Bone-Sparing • Preserves BONE density in vitro and in vivo ― Anti-Tumor • Anti-proliferative activity in PROSTATE & BREAST cancer models ― Lipid-Lowering • Strong lipid reducing effects on LIVER Fispemifene naturally corrects the underlying dysfunction: ― Restores normal function of the hypothalamus and pituitary ― Normalizes production of Testosterone by the testes Fispemifene: A Uniquely Differentiated SERM

16 2 0 Fispemifene: Clinical Development Follow-up Visit Week 6 FIS 100 mg FIS 300 mg FIS 200 mg 4 wks R A N D O M I Z E D Screening Placebo ― 77 hypogonadal men at 23 centers in the US ― Primary endpoint – change in serum testosterone ― PSA, LH, FSH, lipids, prostate ultrasound and safety labs Phase 2a Clinical Study

17 2 0 Fispemifene: Clinical Development – Mean Morning Testosterone levels increased up to 78% (300 mg) – Other hormonal parameters (↑LH) confirm mechanism of action Phase 2a Clinical Study: Change in Total Testosterone

18 Fispemifene: Clinical Development Fispemifene is considered to be safe and well tolerated at all dose levels No clinically significant changes were found in: – Serum biochemistry – Hematology or urinalysis parameters – Vital signs, physical examination or ECG – Prostate health examined in phase II studies (PSA and prostate volume) – Obstructive symptoms, or urinary QoL Most common adverse reactions (191 subjects treated so far): – Upper respiratory tract infection (6 subjects) – Nausea, dizziness (5 subjects each) – Abdominal pain, diarrhea, headache and spontaneous penile erection (2 subjects each) Summary of Clinical Safety

19 2 0 Fispemifene: Clinical Development  Clinical proof of concept demonstrated in secondary hypogonadism in two U.S. based Phase 2a trials  Pre-clinical studies demonstrated a beneficial effect of fispemifene on urodynamics and a reduction in estrogen-induced prostatic inflammation 1H 2015: Target start Phase 2b dose ranging/confirmation trial (16 weeks treatment) in secondary hypogonadism • Evaluation of anti-estrogenic & anti- inflammatory effects on LUTS • Evaluation to assess symptomatic response to treatment 1H 2016: Target start of Phase 3 studies in approximately 1000 patients 2018: Target NDA submission “Phase 2b ready” asset

20 Potential first-in-class topical cream treatment for Raynaud’s Phenomenon Secondary to Scleroderma (alprostadil cream)

21 RayVa™: Treatment for Raynaud’s Phenomenon Secondary to Scleroderma (SSc) RayVa – Alprostadil/DDAIP.HCl ― Formulated with our proprietary drug delivery system, NexACT® ― Topical, on-demand route of administration ― RayVa - induced blood flow observed in preclinical models of Raynaud’s Phenomenon using a cold challenge test Clear and Defined Pathway to Approval ― Initial Phase 2a proof-of-concept trial in approximately 50 patients with Raynaud’s phenomenon secondary to scleroderma expected to begin in second half of 2014 ― Phase 2b trial in approximately 80 patients expected to begin in 2015 ― Two Phase 3 pivotal trials, using validated endpoints accepted by FDA, expected to begin following End-of-Phase 2 meeting ― May qualify for Priority Review following NDA submission, which could occur as early as 2017 Attractive Commercial Opportunity ― Currently no approved treatment options for Raynaud’s Phenomenon in the United States, representing an unmet medical need ― Targeted call point - over 4,500 rheumatologists in the US currently treating secondary Raynaud’s patients7 ― Broad IP position with potential exclusivity to 2032

22

Raynaud's Phenomenon

- Raynaud's phenomenon is the episodic vasoconstriction to the distal extremities affecting an estimated 3-5% of the US population[8,9]
- Increased incidence in woman (approx. 80% of scleroderma patients)[10]
- Triggers include cold, emotional stress and vibration



Symptoms:

- Pain, tingling, numbness, and coldness
- Affected areas show at least two color changes with a common pattern of progression: White (pallor), Blue (cyanosis), and Red (hyperemia)
- Brittle, ridged nails

Condition is classified as either primary or secondary:

- **PRIMARY** (7M-12M) [8,9,11]
  - Not associated with an underlying indication (such as scleroderma or lupus)
  - Often goes undiagnosed and untreated
- **SECONDARY** (~500K) [9,11]
  - ***Secondary to Scleroderma*** (~100,000)[12]
  - Secondary Raynaud's Phenomenon is driven by an underlying medical condition, such as scleroderma, lupus or rheumatoid arthritis

APRICUS BIOSCIENCES

23 2 0 Financial Overview

24 Financial Dashboard NASDAQ: APRI Cash on-hand combined with access to additional capital through the Aspire Capital common stock purchase facility provides sufficient capital to support the current operating plan through 2015 43.6M† 54.2M† ~$70M† $16.1M‡ Shares outstanding Shares fully-diluted Market Cap Cash position † As of November 7, 2014 ‡ As of September 30, 2014 Expected near-term future cash inflows • Vitaros EU milestone payments and royalties on the sales of Vitaros in Europe • Out-license of Vitaros in available territories and Femprox Expected cash outflows • RayVa Phase 2a clinical program – late 2014 and first half of 2015 - $1.5M • Fispemifene Phase 2b clinical program – initiating first half of 2015 - $5M (expected to be funded by $5M of Venture debt borrowing)

25 Strategic Roadmap Launch Vitaros in the EU Initiate RayVa Development Acquire Development Asset Generate Phase 2 Data from Pipeline Assets Further leverage Vitaros and RayVa 2014 2015 “Enhance Value Proposition” “Build Value”  Support the launch of Vitaros via our partners in the EU  Initiate Phase 2a RayVa Study in Q4  US fispemifene rights  Fund pipeline: Oxford/SVB venture debt 2016 “Realize Value” Initiate Phase 3 Programs Prepare for Transition to US Commercial Business  Complete RayVa Phase 2a trial in 1H  Initiate fispemifene Phase 2b in 1H  Initiate RayVa Phase 2b in 1H  Complete fispemifene and RayVa Phase 2b studies in 2H  Generate required stability data for the Vitaros RT device  Pursue ROW partner for RayVa  Support the launch of Vitaros RT via our partners  Initiate Phase 3 program for fispemifene in 1H  Initiate Phase 3 trial(s) for RayVa in 1H  Begin preparations for RayVa NDA submission in 2017 Create Long-Term Value Through Diversification Build Strategic Relationships

Contacts Apricus Biosciences, Inc. Steve Martin Senior Vice President, Chief Financial Officer & Secretary ir@apricusbio.com (858) 222-8041 Institutional Investors: Angeli Kolhatkar akolhatkar@burnsmc.com Burns McClellan (212) 213-0006 Media: Justin Jackson jjackson@burnsmc.com Burns McClellan (212) 213-0006 Retail Investors: Chris Eddy, David Collins apri@catalyst-ir.com Catalyst Global (212) 924-9800

Corporate Presentation NASDAQ: APRI November 10, 2014

28 1 IMS Health 2013. 2 Analyst estimates (Cantor Fitzgerald, August 22, 2013). 3 D2 Market Research, June 2007. 4 J Sex Med 2012; 9: 2361–2369. 5 International Journal of Urology 2007; 14: 339-342. 6 According to data on file with the Company, certain published data and information presented at the September 17, 2014 Joint Meeting of the Bone, Reproductive and Urologic Drugs Advisory Committee and the Drug Safety and Risk Management Advisory Committee. 7 American Medical Association 2011. 8 N Engl J Med 2002; 347: 1001–1008. 9 Drugs 2007; 67: 517-525. 10 Medicine 2013; 92: 191-205. 11 2012 U.S. Census Bureau: State and County QuickFacts (http://quickfacts.census.gov/qfd/states/00000.html). 12 Curr Opin Rheumatol 2012; 24: 165–170; American College of Rheumatology (http://www.rheumatology.org/Practice/Clinical/Patients/Diseases_And_Conditions/Scleroderma). References